STATE OF NEW YORK   )
                    ) ss:
DEPARTMENT OF STATE)


         I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

         Witness my hand and seal of the Department of State on September 17, 1996.






                            ---------------------------------
                        Special Deputy Secretary of State

                                           CERTIFICATE OF INCORPORATION

                                                        OF

                                             COMPASS DISTRIBUTING INC.

         Under Section 402 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

         1.  The name of the corporation is:

                                             COMPASS DISTRIBUTING INC.

         2. The purpose or purposes for which the corporation is formed as follows, to wit:

To engage in any lawful act or activity for which the corporations may be formed under the Business Corporation Law. The corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

To own, operate, manage, acquire and deal in property, real and personal, which may be necessary to the conduct of the business.

Without limiting any of the purposes or powers of the corporation it shall have the power to do a ny one or more or all of the things set forth, and all other things likely, directly or indirectly, to promote the interests of the corporation. In the carrying on of its business it shall have the power to do any and all things and powers which coo-partnership or natural person could do, either as a principal, agent, representative, lessor, lessee or otherwise, either alone or in conjunction with others, and in any part of the world. In addition, it shall have and exercise all rights, powers and privileges now belonging to or conferred upon corporations organized under the Business Corporation Law.

         3. The office of the corporation is to be located in the Town of Orangetown, County of Rockland, State of New York.

         4. The aggregate number of shares which the corporation shall have authority to issue is 200 shares, no par value.

         5. The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

                  Stern & Wynshaw
                  500 Fifth Avenue
                  Suite 4224

                  New York, New York  10110

         IN WITNESS WHEREOF, the undersigned incorporator, being at least eighteen years of age, has executed and signed this Certificate of Incorporation this 8th day of October, 1985.

                                                              Diane L. Foley
                                 Diane L. Foley
                                                          33 Renesselaer Street
                                                        Albany, New York 12202

STATE OF NEW YORK )
                  ) ss:
COUNTY OF ALBANY  )

         On this 8th day of October, 1985, before me personally came Diane L. Foley to me known to be the individual described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed the same.

Barbara Kinnaw
NOTARY PUBLIC, STATE OF NEW YORK
No. 4720956
Qualified in Albany County
Term Expires March 30, 1986                        _________________________

STATE OF NEW YORK   )
                    ) ss:
DEPARTMENT OF STATE)


         I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

         Witness my hand and seal of the Department of State on September 17, 1996.






                            ---------------------------------
                        Special Deputy Secretary of State

                                           CERTIFICATE OF INCORPORATION

                                                        OF

                                             COMPASS DISTRIBUTING INC.








                                                     FILED BY:

                                                  Stern & Wynshaw
                                           500 Fifth Avenue., Suite 4224
                                             New York, New York 10110

STATE OF NEW YORK   )
                    ) ss:
DEPARTMENT OF STATE)


         I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

         Witness my hand and seal of the Department of State on September 17, 1996.






                            ---------------------------------
                        Special Deputy Secretary of State

                CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

                                                        OF

                                             COMPASS DISTRIBUTING INC.

         Under Section 805 of the Business Corporation Law

         IT IS HEREBY CERTIFIED THAT:

         1.  The name of the corporation is COMPASS DISTRIBUTING INC.

         2. The certificate of incorporation was filed by the department of state on the 9th day of October, 1985.

         3. The Certificate of Incorporation of this corporation is hereby amended to effect the following change:

         4. The Amendment to the certificate of Incorporation was authorized first by the board of directors and then by the holders of all outstanding shares entitled to vote thereon.

         5. The certificate of Incorporation is hereby amended to effect the following change:

                  The corporation is presently authorized to issue 200 shares no par value, all of which are unissued and hereby eliminated The corporation is adding 10,000,000 shares, at $0.0001 par value. The corporation shall be authorized issue 10,000,000 shares at $0.0001 par value.

         6. In WITNESS WHEREOF, this certificate has been subscribed this 15th day of June, 1987 by the undersigned.


                           ------------------------------
                            Victor Gregory, President


                           ------------------------------
                           Mary Ann Gregory, Secretary

State of New York
County of New York


VICTOR GREGORY and MARY ANN GREGORY, being duly sworn depose and says, that they are the President and Secretary, respectively, of Compass Distribution, Inc., the corporation named in the foregoing certificate. That they have read the certificate and on information and belief knows the contents to be true.

                                                 ----------------------------
                                                     Victor Gregory, President


                                                  ----------------------------
                                                     Mary Ann Gregory, Secretary


Sworn to me this 15th
day of June, 1987


----------------------
Notary Public

                                             CERTIFICATE OF AMENDMENT

                                                        OF

                                            COMPASS DISTRIBUTING, INC.










                                                     Filed By:

                                                  Warren Wynshaw
                                                 500 Fifth Avenue
                                                    Suite 4224
                                             New York, New York 10110

                CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

                                                        OF

                                             COMPASS DISTRIBUTING INC.

         Under Section 805 of the Business Corporation Law

         IT IS HEREBY CERTIFIED THAT:

         1.  The name of the corporation is COMPASS DISTRIBUTING INC.

         2. The certificate of incorporation was filed by the department of state on the 9th day of October, 1985.

         3. The Certificate of Incorporation of this corporation is hereby amended to effect the following change:

         To amend Paragraph (1) which sets forth the name of the corporation.

         Paragraph (1) shall now read as follows:

         (1)  The name of the corporation is:

                                             GRUDGE MUSIC GROUP, INC.

         4. The amendment to the certificate of incorporation was authorized first by the board of directors and then by vote of a majority of all outstanding shares entitled to vote thereon.

         IN WITNESS WHEREOF, the undersigned hereby affirms that the statements made herein are true under the penalties of perjury.

Dated:  July 17, 1989

------------------------            -------------------------
Victor C. Gregory                   Michael Rakkusin
President                                                  Secretary

                  CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

                                                        OF

                                             COMPASS DISTRIBUTION INC.







                                          FILED BY:  Warren Wynshaw, Esq.
                          500 Fifth Avenue, Suite 4224
                            New York, New York 10110

STATE OF NEW YORK   )
                    ) ss:
DEPARTMENT OF STATE)


         I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

         Witness my hand and seal of the Department of State on September 17, 1996.






                            ---------------------------------
                        Special Deputy Secretary of State

                                   To the  Honorable, The Secretary of State of

                                              the State of New York:


         PLEASE TAKE NOTICE that pursuant to the provisions of Section 203-a of the Tax Law, as amended, the Commissioner of Taxation and Finance of the State of New York does hereby certify that GRUDGE MUSIC GROUP, INC. a corporation organized under the laws of the State of New York under date of OCTOBER 9, 1985, and heretofore dissolved by proclamation published on DECEMBER 24, 1991, pursuant to the provisions of section 203-a of the tax law, has paid all franchise taxes, penalties and interest charges accrued against it.

         IN WITNESS WHEREOF, the Commission of Taxation and Finance has caused this certificate to be executed and the official seal of the Department of Taxation and Finance of the State of New York affixed hereto this THIRTY-FIRST day of OCTOBER, ONE THOUSAND NINE HUNDRED NINETY-TWO.


                             COMMISSIONER OF
                             TAXATION AND FINANCE


                             By:  __________________________
                             Deputy Tax Commissioner

                                                   In the Matter

                                                      of the

                                                     ANNULMENT

                                                      of the

                                                    DISSOLUTION

                                                        of

                                             GRUDGE MUSIC GROUP, INC.





                                       Pursuant to the provisions of Section
                                               203-a of the Tax law

                                       -------------------------------------

                                                  CERTIFICATE OF

                                                 PAYMENT OF TAXES
                                       -------------------------------------

                                       McLAUGHLIN & STERN, BALLEN and BALLEN
              122 EAST 42ND STREET
              NEW YORK, NY 10168

STATE OF NEW YORK   )
                    ) ss:
DEPARTMENT OF STATE)


         I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

         Witness my hand and seal of the Department of State on September 17, 1996.






                            ---------------------------------
                        Special Deputy Secretary of State

                                             CERTIFICATE OF AMENDMENT

                                                      OF THE

                                           CERTIFICATE OF INCORPORATION

                                                        OF

                                             GRUDGE MUSIC GROUP, INC.


         (Pursuant to Section 805 of the Business Corporation Law)

         The undersigned being the President and Secretary of GRUDGE

MUSIC GROUP, INC., hereby certify::

         1.  The name of the corporation is GRUDGE MUSIC GROUP, INC.

         2. Certificate of its incorporation was filed by the Department of State on the October 9, 1985 under the name of COMPASS DISTRIBUTING..
         3. The amendments of the Certificate of Incorporation of the corporation effected by this Certificate of Amendment are as follows:
                  -To change the name of the corporation;
                  -To increase the aggregate number of shares the corporation is authorized to issue by adding an additional
65,000,000  shares.
         4. To accomplish the foregoing amendments, Paragraph "1" of the Certificate of Incorporation is amended to read as follows:
                  "1.  The name of the corporation is ECHO SPRINGS WATER
                           CO., INC."
         5. Paragraph "4" of the Certificate of Incorporation is amended to read as follows:
                  "4.  The aggregate number of shares which the corporation
                           shall have authority to issue is 75,000,000 shares, at $0.0001 par value."
         6. This Amendment to the Certificate was authorized first by vote at a meeting of the Board of Directors and then by vote of at least a majority of all outstanding shares of the corporation entitled to vote on the said amendment of the Certificate of Incorporation.
         IN WITNESS WHEREOF, we have subscribed this Certificate this 26th day of September, 1993, and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

                           --------------------------------
                           MICHAEL RAKUSIN, President


                           --------------------------------
                           DAVID W. SASS, Secretary

                                             CERTIFICATE OF AMENDMENT

                                                        OF

                                           CERTIFICATE OF INCORPORATION

                                                        OF

                                             GRUDGE MUSIC GROUP, INC.


                    (Pursuant to Section 805 of the Business Corporation Law)
















                  McLaughlin & Stern, Alkalay
                  Handler, Robbins and Herman
                      308 Lexington Avenue
                  New York, New York 10168

STATE OF NEW YORK   )
                    ) ss:
DEPARTMENT OF STATE)


         I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

         Witness my hand and seal of the Department of State on September 17, 1996.






                            ---------------------------------
                        Special Deputy Secretary of State

NY DEPARTMENT OF STATE DIVISION OF CORPORATION

Statement of Addresses and Directors, Part A

Corporation Name:

                                                 IMPORTANT NOTICE

A New York Corporation which is no longer conducting business should file a Certificate of Dissolution pursuant to section 1003 of the Business Corporation Law and a foreign corporation no longer conducting business in New York State should file a Surrender of Authority pursuant to section 1310 or a Termination of Existence pursuant to Section 1311 of the Business Corporation Law. An inactive corporation continues to accrue tax liability and possible interest and penalties until formally dissolved, surrendered or terminated. Questions regarding the filing of these certificates should be directed to the NYS Department of State Division of Corporations, 162 Washington Avenue, Albany, NY 12231-0001 or by calling 518-473-2492. You are also advised to request Publication 110 "Information and Instructions for Termination of Business Corporations" from the Department of Taxation and Finance. Requests for this publication may be made by phone within New York State by calling 1-800-462-8100 or from outside of New York State by calling (518) 438-1073. Mail requests should be addressed to NYS Department of Taxation & Finance Taxpayer Assistance Bureau, W.A. Harriman Campus, Albany, NY 12227.


                                       ------------------------------------

Filing Period and Penalty: The filing period is the calendar month during which the original certificate of incorporation or application for authority was filed or the effective date that corporate existence began if stated in the certificate of incorporation. Failure to timely file this statement will be reflected in the departments records as past due or delinquent and may later subject the corporation to a fine of $750. See section 409 of the Business Corporation Law.

Filing Fee: The statutory filing fee is $50. Checks and money orders must be made payable to the "Department of State." DO NOT mail cash.

Send entire form completed and with $50.00 fee in the self-mailer envelope to the Department of State, Division of Corporations, 162 Washington Avenue, Albany, NY 12231-0001.


-------------------------------------------------------------------
Statement of Addresses and Directors, Part C

         IN WITNESS WHEREOF, this certificate has been authorized this 17th day of May, 1994, by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

       David W. Sass
                                    Signature
       Secretary